UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 22, 2006



                              TASKER PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)


         Nevada                        0-32019                   88-0426048
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              39 Old Ridgebury Road
                           Danbury, Connecticut 06810
                    (Address of principal executive offices)


                  Registrant's telephone number: (203) 730-4350


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01      Entry into a Material Definitive Agreement

     James Manfredonia, manager of listed trading for Bear Stearns, was appointed on September 28, 2006 to our Board of Directors. We granted Mr. Manfredonia stock options to purchase 250,000 shares of our common stock at fair market value at the date of the grant. The options have a ten year term, less one day. All of the options vested on the date of grant.

Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers

     James Manfredonia, manager of listed trading for Bear Stearns, was appointed on September 28, 2006 to our Board of Directors. In addition to managing Bear Stearns' listed trading, Mr. Manfredonia also oversees its New York Stock Exchange operations. He currently serves as the Chairman of the New York Stock Exchange Upstairs Traders Advisory Committee and is a member of the Market Performance Committee of the New York Stock Exchange. Prior to joining Bear Stearns, he worked for ten years at Merrill Lynch where he managed the listed trading desk with additional responsibilities for NASDAQ, portfolio trading, sales trading, and its NYSE staff. Mr. Manfredonia was the founding general partner of Blair Manfredonia Limited Partners, a hedge fund/broker-dealer. Mr. Manfredonia has also worked at Lehman Brothers, Salomon Brothers, and Drexel Burnham.

     Mr. Manfredonia replaces Albert A. Canosa, who resigned effective September 22, 2006 as a member of our Board of Directors. At the time of his resignation, Mr. Canosa had been Chairman of the Audit Committee and a member of the compensation committee. Replacing Mr. Canosa as Chairman of the Audit Committee will be William P. Miller, who joined our Board in May 2006. Mr. Miller is an attorney and a certified public accountant who spent several years on Wall Street as an investment banker and has served on the board of directors of several companies. Mr. Manfredonia replaces Mr. Canosa on the compensation committee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2006


                                        TASKER PRODUCTS CORP.



                                        By:    /s/ Stathis Kouninis
                                            ----------------------------------
                                             Stathis Kouninis
                                             Chief Financial Officer